                                                                    EXHIBIT 10.1

                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
                 ----------------------------------------------

         THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (herein called this "AMENDMENT") made as of May 1, 2003 by and among M/I FINANCIAL CORP., an Ohio corporation ("FINANCIAL"), M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation ("M/I HOMES") (Financial and M/I Homes are sometimes hereinafter referred to collectively as the "BORROWERS"), and GUARANTY BANK, a federal savings bank ("BANK"),

                              W I T N E S S E T H:

         WHEREAS, Borrowers and Bank have entered into that certain Revolving Credit Agreement dated as of May 3, 2001 (as heretofore amended, the "ORIGINAL CREDIT AGREEMENT"), for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make loans to Borrowers as therein provided; and

         WHEREAS, Borrowers and Bank desire to amend the Original Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Bank to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES
                           --------------------------

         Section 1.1 TERMS DEFINED IN THE ORIGINAL CREDIT AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Agreement.

         Section 1.2 OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

         "AMENDMENT" means this Second Amendment to Credit Agreement.

         "'AMENDMENT DOCUMENTS" means, collectively, this Amendment and the Renewal Note.

         "CREDIT AGREEMENT" means the Original Credit Agreement as amended hereby.

         "RENEWAL NOTE" means a promissory note in the form attached hereto as Exhibit A.

                                   ARTICLE II.

                     Amendments to Original Credit Agreement
                     ---------------------------------------

         Section 2.1 DEFINITIONS. The definition of "Commitment Period" in
Section 1.1 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

                  "COMMITMENT PERIOD" shall mean the period from and including May 1, 2003 through and including April 29, 2004, which is 364 days after May 1, 2003, or such earlier date as the Commitment shall terminate as provided herein, subject to any extension of the Commitment Period pursuant to subsection 2.7 of this Agreement.

         Section 2.2 Section 2.2 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

                  2.2 NOTE. The Loans made by the Bank pursuant hereto shall be evidenced by a promissory note of the Borrowers, substantially in the form of Exhibit A attached hereto and made a part hereof (the "NOTE"), payable to the order of the Bank and evidencing the obligation of the Borrowers to pay the aggregate unpaid principal amount of the Loans made by the Bank, with interest thereon during the Commitment Period and thereafter at a rate per annum equal to (i) in the case of Prime Rate Loans, the Prime Rate in effect from time to time and (ii) in the case of Eurodollar Rate Loans if permitted hereunder at such time, the Eurodollar Rate determined for each such loan plus 1.55%, subject with respect to each of the aforesaid interest rates to the default interest rate provisions of subsection 2.6(c) hereof. Interest shall be payable in arrears and shall be due on the fifteenth day of each month for the period ending on the last day of the immediately preceding calendar month, beginning with May 15, 2003, and continuing on the 15th day of each month thereafter, and on the last day of the Commitment Period. If not sooner paid, the entire principal amount of the Loans outstanding and any remaining unpaid interest on the Loans shall be due and payable on, the last day of the Commitment Period. The Bank is hereby authorized to record electronically or otherwise the date and amount of each Loan disbursement made by the Bank and the date and amount of each payment or prepayment of principal thereof, and any such recordation shall constitute conclusive evidence, absent manifest error, of the accuracy of the information so recorded; provided, however, the failure of the Bank to make any such recordation(s) shall not affect the obligation of the Borrowers to repay outstanding principal, interest, or any other amount due hereunder or under the Note in accordance with the terms hereof and thereof. The Note shall (a) be dated as of May 1, 2003, (b) be stated to mature on the last day of the Commitment Period, and (c) bear interest from and including the date thereof on the unpaid principal amount thereof from time to time outstanding at a rate per annum equal to (i) in the case of Prime Rate Loans, the Prime Rate in effect from time to time and (ii) in the case of Eurodollar Rate Loans, the Eurodollar Rate determined for each such loan plus 1.55% subject with respect to each of the aforesaid interest rates to the default interest rate provisions of subsection 2.6(c) hereof.

         Section 2.3 Section 2.4 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

                  2.4 COMMITMENT FEE. The Borrowers agree to pay to the Bank a commitment fee for the Commitment Period, computed at the rate of 1/5% per annum, on the average daily unused amount of the Commitment of the Bank during the Commitment Period, payable quarterly in arrears and due on the fifteenth day of each July, October, January and April for the three-month period ending on the last day of the immediately preceding calendar month, and on the last day of the Commitment Period, commencing on the first of such dates to occur after the date hereof.

Exhibits. Exhibit A (Form of Note) attached to this Agreement is hereby substituted for Exhibit A to the Original Credit Agreement.

                                  ARTICLE III.

                           Conditions of Effectiveness
                           ---------------------------

         Section 3.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank's office,

         (a) a duly executed counterpart of this Amendment,

         (b) the Renewal Note,

         (c) a duly executed certificate of the president, chief executive officer, or chief financial officer and of the secretary of each Borrower certifying that (i) resolutions of its board of directors delivered to Bank in connection with the closing of the Original Credit Agreement authorize the execution, delivery, and performance of this Amendment and identifying the officers authorized to sign such instrument are in full force and effect,
   (ii) the specimen signatures of the officers so authorized which were delivered to Bank are true and correct, subject to the modification set forth in each such certificate, and (iii) the articles of incorporation and code of regulations of such Borrower delivered to Bank have not been amended since the date of the Original Credit Agreement,

         (d) payment of a fee in the amount of $15,000 in immediately available funds, and

         (e) each other document to be executed and delivered by Borrowers pursuant hereto or thereto.

                                   ARTICLE IV.

                         Representations and Warranties
                         ------------------------------

         Section 4.1 REPRESENTATIONS AND WARRANTIES OF BORROWERS. In order to induce Bank to enter into this Amendment, each Borrower represents and warrants to Bank that:

         (a) The representations and warranties contained in Section 3 of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

         (b) Each Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Original Credit Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of such Borrower hereunder and thereunder;

         (c) The execution and delivery by each Borrower of this Amendment and the other Amendment Documents, the performance by each Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrowers of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby; and

         (d) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrowers, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                                   ARTICLE V.

                                  Miscellaneous
                                  -------------

         Section 5.1. RATIFICATION OF AGREEMENT. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Note in any other Loan Document shall be deemed to be a reference to the Renewal Note issued and delivered pursuant to this Amendment. The execution, delivery and effectiveness of this Amendment, the other Amendment Documents, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Original Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Credit Agreement or any other Loan Document.

         Section 5.2 SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrowers hereunder or under the Original Credit Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrowers under this Agreement and under the Original Credit Agreement.

         Section 5.3. LOAN DOCUMENTS. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Original Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. COUNTERPARTS; FAX. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

================================================================================

                                                        34
         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

GUARANTY BANK                                        M/I FINANCIAL CORP.



By:                                 By:
      --------------------------            ------------------------------------
      Randy Reid                            Phillip G. Creek
      Vice President                        Chief Financial Officer


                                    M/I SCHOTTENSTEIN HOMES, INC.



                                    By:
                                           -------------------------------------
                                           Robert H. Schottenstein
                                           President and Assistant Secretary

                                                                       EXHIBIT A

                             RENEWAL PROMISSORY NOTE


                         REVOLVING LOAN PROMISSORY NOTE
                         ------------------------------

$30,000,000                       Dallas, Texas                     May 1, 2003

         FOR VALUE RECEIVED, the undersigned M/I FINANCIAL CORP. and M/I SCHOTTENSTEIN HOMES, INC. ("BORROWERS"), jointly and severally promise to pay to the order of GUARANTY BANK (herein called "BANK"), the principal sum of Thirty Million Dollars ($30,000,000) or, if less, the aggregate unpaid principal amount of the Loans made under this Note by Bank to Borrowers pursuant to the terms of the Loan Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Bank, 8333 Douglas Avenue, Dallas, Texas or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Revolving Credit Agreement dated as of May 3, 2001 among Borrowers and Bank (herein, as from time to time supplemented, amended or restated, called the "LOAN AGREEMENT"), and is the Note as defined therein, and (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events. Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein.

         This Note is given in renewal and extension (but not in extinguishment or novation) of that certain promissory note dated May 2, 2002, executed by Borrowers payable to the order of Bank in the stated principal amount of $30,000,000.

         On the fifteenth (15th) day of each calendar month, beginning on May 15, 2003, Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Loans through and including the last day of the immediately preceding calendar month. The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the last day of the Commitment Period which, if it does not occur sooner pursuant to the terms of the Loan Agreement, or if it is not extended pursuant to subsection 2.7, Extension of Commitment Period, of the Loan Agreement, shall be April 29, 2004.

         Prime Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Prime Rate in effect on such day. Eurodollar Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Eurodollar Rate determined for such day plus 1.55%. Notwithstanding the foregoing provisions of this paragraph, if an Event of Default has occurred and is continuing, all Loans from time to time outstanding shall bear interest on each day outstanding at a rate per annum which is the sum of (i) three percent (3.0%), and (ii) the rate which would otherwise be applicable thereto, from the date of such non-payment until paid in full (before, as well as after, judgment), and such interest shall be due and payable immediately as it accrues. Notwithstanding the foregoing provisions of this paragraph, if at any time the rate at which interest if payable on this Note exceeds the maximum nonusurious rate of interest Bank is permitted to contract for, take, charge, or receive with respect to the Loans (the "MAXIMUM RATE"), this Note shall bear interest at the Maximum Rate only but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Maximum Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Loan Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Section 303 of the Texas Finance Code, that ceiling shall be the weekly rate ceiling and shall be used in this Note for calculating the Maximum Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suite against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         No waiver by Bank of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Bank; no delay or omission in the exercise or enforcement by Bank of any rights or remedies shall ever be construed as a waiver of any right or remedy of Bank; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Bank.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.


M/I FINANCIAL CORP.                     M/I SCHOTTENSTEIN HOMES, INC.



By:                                     By:
     ---------------------------            ------------------------------------
     Phillip G. Creek                       Robert H. Schottenstein
     Chief Financial Officer                President and Assistant Secretary

                               M/I FINANCIAL CORP.
                               -------------------

                              OFFICERS' CERTIFICATE
                              ---------------------

         The undersigned officers of M/I Financial Corp., an Ohio corporation (the "CORPORATION"), hereby certify that (i) the Action in Writing by the Sole Shareholder of M/I Financial Corp., dated May 3, 2001, which was delivered to Guaranty Bank (the "BANK") in connection with the closing of the Revolving Credit Agreement, dated May 3, 2001, by and among the Corporation, M/I Schottenstein Homes, Inc., an Ohio corporation ("M/I HOMES") (the Corporation and M/I Homes are sometimes hereinafter referred to as the "BORROWERS") and the Bank (the "ORIGINAL CREDIT AGREEMENT"), and which authorizes the execution, delivery and performance of any amendments to the Original Credit Agreement (each such amendment, an "AMENDED CREDIT AGREEMENT") and identifies the officers authorized to sign any Amended Credit Agreement, is in full force and effect without amendment or modifications as of the date hereof, (ii) the specimen signatures of the officers authorized to sign any Amended Credit Agreement, which were delivered to the Bank in the M/I Financial Corp. Incumbency and Signature Certificate, dated May 3, 2001 and certified by Paul S. Coppel, are true and correct, except that J. Thomas Mason has subsequently replaced Paul S. Coppel as Secretary of the Corporation, and (iii) the Articles of Incorporation and Code of Regulations of the Corporation delivered to the Bank have not been amended or modified since the date of the Original Credit Agreement.




                                     -------------------------------------------
                                     Phillip G. Creek, Chief Financial Officer and Treasurer





                                     -------------------------------------------
                                     J. Thomas Mason, Secretary


                                       Dated:  ______________________, 2003

I, Phillip G. Creek, Chief Financial Officer and Treasurer of the Corporation hereby certify that J. Thomas Mason is the duly elected, qualified and acting Secretary of the Corporation and that the signature set forth above is his signature.



                                     -------------------------------------------

                                     Dated: _________________________, 2003

                          M/I SCHOTTENSTEIN HOMES, INC.
                          -----------------------------

                              OFFICERS' CERTIFICATE
                              ---------------------

         The undersigned officers of M/I Schottenstein Homes, Inc., an Ohio corporation (the "CORPORATION"), hereby certify that (i) the Action of the Executive Committee of the Board of Directors of M/I Schottenstein Homes, Inc. Without a Meeting, dated May 3, 2001, which was delivered to Guaranty Bank (the "BANK") in connection with the closing of the Revolving Credit Agreement, dated May 3, 2001, by and among the Corporation, M/I Financial Corp., an Ohio corporation ("M/I FINANCIAL") (the Corporation and M/I Financial are sometimes hereinafter referred to as the "BORROWERS") and the Bank (the "ORIGINAL CREDIT AGREEMENT"), and which authorizes the execution, delivery and performance of any amendments to the Original Credit Agreement (each such amendment, an "AMENDED CREDIT AGREEMENT") and identifies the officers authorized to sign any Amended Credit Agreement, is in full force and effect without amendment or modifications as of the date hereof, (ii) the specimen signatures of the officers authorized to sign any Amended Credit Agreement, which were delivered to the Bank in the M/I Schottenstein Homes, Inc. Incumbency and Signature Certificate, dated May 3, 2001 and certified by Paul S. Coppel, are true and correct, except that J. Thomas Mason has subsequently replaced Paul S. Coppel as General Counsel and Secretary of the Corporation, and (iii) the Articles of Incorporation and Code of Regulations of the Corporation delivered to the Bank have not been amended or modified since the date of the Original Credit Agreement.




                                     -------------------------------------------
                                     Robert H. Schottenstein, Vice Chairman,
                                     President and Assistant Secretary





                                     -------------------------------------------
                                     J. Thomas Mason, General Counsel and
                                     Secretary


I, Robert H. Schottenstein, Vice Chairman, President and Assistant Secretary of the Corporation hereby certify that J. Thomas Mason is the duly elected, qualified and acting General Counsel and Secretary of the Corporation and that the signature set forth above is his signature.


                                     -------------------------------------------

                                     Dated:  ______________________, 2003